SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                     ---------------------------------------

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: September 28, 1998
                               ------------------


                         MARKETING SERVICES GROUP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                   0-16730            88-0085608
           ------                   -------            ----------
       (State or Other           (Commission       (I.R.S. Employer
       Jurisdiction of            File No.)       Identification No.)
        Incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                            ------------------------
                    (Address of Principal Executive Offices)


                                  212/594-7688
                                  ------------
                        (Registrant's Telephone Number)

Item 5.           Other Events
                  ------------

On September 28, 1998, Marketing Services Group, Inc. (the "Company") announced its intention to acquire, in open market transactions, up to 1,000,000 shares of its Common Stock, par value, $.01 per share (the "Common Stock"), subject to and in compliance with the provisions and limitations of Rule 10b-18 of the Securities Exchange Act of 1934. Purchases, if any, may be made from time to time at prevailing market prices during the one year period commencing on September 28, 1998. Purchases may commence at any time after such date and may be discontinued at any time during the one year period without purchasing all of the 1,000,000 shares. The Company will not solicit the purchase of any of its Common Stock or otherwise tender for the purchase of any of its Common Stock. The source of funds for the purchase of any shares will be from the Company's general corporate funds, and any shares purchased will be held in treasury.


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

10.1 Press Release dated September 28, 1998 (included herein)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                         MARKETING SERVICES GROUP, INC.

                        By:   /s/ J. Jeremy Barbera
                              ----------------------
                              Name:       J. Jeremy Barbera
                              Title:      Chief Executive Officer


                        By:   /s/ Cindy H. Hill
                              -----------------
                              Name:       Cindy H. Hill
                              Title:      Chief Financial Officer




Date:  October 2, 1998

                                                                    Exhibit 10.1



For Immediate Release
---------------------
                                          Contact:    Jamie Shaber
                                                      MSGI 212/594-7688
                                                      Robbie Tarpley Raffish
                                                      MSGI 610/918-1675



                   MSGI ANNOUNCES STOCK REPURCHASE PROGRAM
                   ---------------------------------------


      NEW YORK (Sept 28) -- Marketing Services Group, Inc. (Nasdaq: MSGI), an integrated marketing services industry leader, today announced that its Board of Directors approved a program to buy up to one million of its common shares, or nearly 8%, on the open market. Management and other insiders currently hold 23% of the outstanding stock, and have been steadily expanding their positions over the past few months.

       "Current market conditions make this an excellent time to invest in the acquisition of our own stock," said Jeremy Barbera, Chairman & CEO of MSGI. "Our management is committed to the goal of enhancing shareholder value, and this repurchase underscores our confidence in the Company's long-term strategy."

      Stock repurchases by the Company may be made from time-to-time, both on the open market or in privately negotiated transactions. The number of shares to be bought and the timing of the purchases will be based on the level of cash balances, general business conditions, market fluctuations and other factors, such as acquisition activity.

      Matters discussed in this release include forward-looking statements that involve risks and uncertainties, and actual results may be materially different. Factors that could cause actual results to differ are stated in the Company's reports to the Securities and Exchange Commission including its 10-QSB for the period ended March 31, 1998 and its annual report on Form 10-KSB for the year ended June 30, 1997 as well as its annual report on Form 10-KSB for the year ended June 30, 1998, which will be filed in September 1998.

      MSGI provides direct marketing and database marketing, telemarketing and telefundraising, media planning and buying, online consulting and commerce, Web design and interactive fulfillment to nearly 1,000 clients worldwide.